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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                              Amendment No. 3 to

                                 FORM 8-K/A-3

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) January 23, 1997

                            PACIFIC CHEMICAL, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other Jurisdiction of Incorporation)

               1-13890                               22-2894444
         (Commission File No.)          (I.R.S. Employer Identification No.)

                745 Alexander Road Princeton, New Jersey 08540
             (Address of principal executive offices) (zip code)

       Registrant's telephone number including area code (609) 514-1600

                    BUREAU OF ELECTRONIC PUBLISHING, INC.
                  (Former name if changed since last report)

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Item 7.       Financial Statements and Exhibits.

         This Amendment No. 3 is being filed in order to file certain exhibits in addition to those previously filed with this current report on Form 8-K.

         (c)      Exhibits

         Exhibits 1 - 4 were previously filed.

         5 Sales Contract, dated February 9, 1996, by and among Jinan Chemical Fibre Corporation ("JCF") and Pacific Chemical Group Limited ("PCG").

         6        Supply Contract, dated February 9, 1996, by and among JCF and
                  PCG.

         7        Lease Agreement, dated February 9, 1996, by and among JCF and
                  PCG.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BUREAU OF ELECTRONIC PUBLISHING, INC.

                                        By:  /s/ J. S. Pan
                                           ----------------------------------
                                           J. S. Pan, Vice President and
                                           Chief Financial Officer

Date: December 18, 1997

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